UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

SunEdison, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13828	56-1505767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Pearl Drive (City of O’Fallon)

St. Peters, Missouri 63376

(Address of principal executive offices, including Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (the “Second Amendment”) to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2013 (the “Original Report”), as amended by Amendment No. 1 to the Original Report filed with the SEC on March 14, 2013 (the “First Amendment” and together with the Original Report, the “Report”), is being furnished solely to correct that the Report was mistakeningly filed under Item 8.01 of Form 8-K rather than “furnished” under Item 7.01 of Form 8-K and should not have been deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No other change has been made to the Report.

The Second Amendment contains a number of forward-looking statements regarding our future performance and market conditions. These forward-looking statements represented management’s estimates as of the date of the Exhibits incorporated by reference below and are qualified by, and subject to, the assumptions and the other information contained or referred to in those Exhibits. The furnishing of the information below pursuant to this Second Amendment in no way reflects an update or affirmation of such information as of the date of the Second Amendment. Projections and other forward-looking statements are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change.

We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we provide forward-looking statements is to provide a basis for our management to discuss our business outlook with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons. Projections and other forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the forward-looking statements furnished by us will not materialize or will vary significantly from actual results. Accordingly, our projections and other forward-looking statements are only an estimate of what management believed was realizable as of the date of the Exhibits below. Actual results will vary from the projections and the variations may be material and the reliability of any forecasted financial data diminishes the farther in the future that the data is projected.

Item 7.01. Regulation FD Disclosure.

On March 13, 2013, MEMC Electronic Materials, Inc. (“MEMC” or the “Company”) will conduct a conference call and make a webcast presentation at a Capital Markets Day conference being held by the Company for financial analysts and institutional investors. Interested parties are invited to listen to the event via a live internet broadcast on the Company’s website at www.memc.com beginning at 8:00 a.m. Pacific Time. A copy of a press release issued in connection with Capital Markets Day is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference into this Form 8-K. The slide presentation to be made during this Capital Markets Day conference call and webcast is also furnished herewith as Exhibit 99.2 and incorporated herein by this reference. All information contained in Exhibit 99.2 is presented as of the date referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

In the presentation, MEMC makes reference to certain historical non-GAAP financial measures previously presented by the Company in its quarterly earnings releases furnished as Exhibits to Form 8-Ks, including non-GAAP revenue, non-GAAP sales, non-GAAP operating income (loss) and non-GAAP gross margin. Reconciliations of these non-GAAP measures to the directly comparable GAAP measure are provided in the earnings releases furnished with the Company’s Form 8-Ks furnished on February 13, 2013, November 7, 2012, August 8, 2012, May 9, 2012 and February 15, 2012, and are incorporated herein by this reference. Each of these Form 8-Ks and copies of these reconciliations are available on the Company’s website under the Investor Relations tab.

These non-GAAP measures include adjustments to revenue in the Company’s Solar Energy (SunEdison) segment from direct sales of solar energy systems where we have received upfront partial payments and, absent real estate accounting requirements, we would have recognized revenues under the percentage of completion accounting method. The non-GAAP measures also include adjustments to non-GAAP revenue and/or profit deferred related to SunEdison’s maximum exposure for power warranties, system uptime guarantees and breach of contract provisions offered to the direct sale customers for these systems that are considered continuing involvement by SunEdison in the sold solar energy systems. This revenue is not recognized as of the reporting date under GAAP real estate accounting rules because the solar energy systems are considered integral to the real estate on which they were built. Absent real estate accounting requirements, deferred revenues related to continuing involvement would be recognized under GAAP during the reporting period because SunEdison has historically experienced minimal losses related to these guarantees. For these direct sales, the sales contracts have been executed and SunEdison has either received payment in full or maintains a valid and legal note receivable for the full sales price that SunEdison expects to collect within a short period after completion of the project.

The non-GAAP measures also include revenue related to SunEdison sale-leaseback transactions accounted for as financings. This includes cash received for the legal sale of the solar energy system to the purchaser that will not be recognized as revenue under GAAP. Non-GAAP operating income (loss) includes the upfront cash margin in an amount equal to the difference between (a) the cash received as of the reporting date from SunEdison’s financing partners in sale-leaseback transactions considered financings and (b) SunEdison’s total costs to construct the solar energy systems sold under the sale-leaseback transactions. These sale-leaseback transactions are classified as financing transactions under GAAP because the system is considered integral to the land or building on which it resides and because SunEdison has continuing involvement with the system through a purchase option. This system development margin will be recognized under GAAP upon termination of the related lease through the non-cash extinguishment of the debt offset by any remaining net book value of the solar energy system asset.

The Company believes that these non-GAAP measures represent important internal measures of performance for the SunEdison business, and better reflect SunEdison’s results from operations and near-term cash flows. Accordingly, where these measures are provided, it is done so that investors have the same financial data that management uses to evaluate the operational and financial performance of the SunEdison business. MEMC management uses these measures to manage the SunEdison business because it believes these measures are more representative of the operational health and performance of that business. These non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP and the reconciliation of each non-GAAP measure to the directly comparable GAAP measure set forth in the press release.

The presentation also refers to the Company’s EBITDA margin for 2010, 2011 and 2012. EBITDA is a non-GAAP disclosure consisting of net income (loss) attributable to MEMC stockholders plus interest expense, net, depreciation and amortization and provision for income taxes. The Company believes that EBITDA is useful to an investor in evaluating the Company’s operating performance and liquidity because (i) it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a meaningful measure of corporate performance exclusive of the Company’s capital structure and the method by which the assets were acquired, and (iii) it is a widely accepted financial indicator of a company’s ability to service its debt, as the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 13, 2013 (previously furnished).

99.2	Slide Presentation made at Capital Markets Day Conference on March 13, 2013 (previously furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.

/s/ Martin H. Truong
Date: September 9, 2013	Name:	Martin H. Truong
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 13, 2013 (previously furnished).

99.2	Slide Presentation made at Capital Markets Day Conference on March 13, 2013 (previously furnished).